As filed with the Securities and Exchange Commission on November 13, 2000.

                                                     Registration No. 333-95693
================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                       POST-EFFECTIVE AMENDMENT NO. 1 TO

                                    FORM S-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             ----------------------

                              EASTERN ENTERPRISES
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                             ----------------------


      MASSACHUSETTS                          4924                      04-1270730
(STATE OR OTHER JURISDICTION         (PRIMARY STANDARD INDUSTRIAL   (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)     IDENTIFICATION NO.)

                              EASTERN ENTERPRISES
         9 RIVERSIDE ROAD, WESTON, MASSACHUSETTS 02493. (781) 647-2300 (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           L. WILLIAM LAW, JR., ESQ.
                              EASTERN ENTERPRISES
                                9 Riverside Road
                          Weston, Massachusetts 02493
                                 (781) 647-2300
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                             ----------------------

                                   COPIES TO:
               DAVID B. WALEK, ESQ.        JAMES M. COTTER, ESQ.
               Ropes & Gray                Simpson, Thatcher & Bartlett
               One International Place       425 Lexington Avenue
               Boston, Massachusetts  02110  New York, New York 10017
================================================================================

     The Registrant hereby withdraws from registration under this Registration Statement 333-95693 all of the shares of Eastern Enterprises Common Stock originally registered hereunder. The number of shares originally registered exceeded the number of shares issued in connection with the consummation of the Merger between the Registrant and EnergyNorth Inc.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it has duly caused this Post-Effective Amendment No. 1 to its Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized in the Town of Weston, The Commonwealth of Massachusetts, on this 13th day of November, 2000


EASTERN ENTERPRISES


/s/ L. William Law, Jr.
-------------------------

By: L. William Law, Jr.

Title:  Senior Vice President, General Counsel and Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                Title                       Date
---------------------------  ---------------------------------  ------------------
        *                     Chairman of the Board,             November 13, 2000
---------------------------   Chief Executive Officer
J. Atwood Ives                and Trustee

        *                     President and Chief                November 13, 2000
---------------------------   Operating Officer
Fred C. Raskin

        *                     Executive Vice President           November 13, 2000
---------------------------   and Chief Financial Officer
Walter J. Flaherty

        *                     Senior Vice President and          November 13, 2000
---------------------------   President of Midland Enterprises
J. Mark Cook

        *                     Senior Vice President, General     November 13, 2000
---------------------------   Counsel and Secretary
L. Willliam Law, Jr.

        *                     Senior Vice President,             November 13, 2000
---------------------------   President of Boston Gas, Colonial
Chester R. Messer             Gas and Essex

        *                     Trustee                            November 13, 2000
---------------------------
James R. Barker

        *                     Trustee                            November 13, 2000
---------------------------
Richard S. Clayton

        *                     Trustee                            November 13, 2000
---------------------------
John D. Curtin, Jr.

        *                     Trustee                            November 13, 2000
---------------------------
Samuel Frankenheim

        *                     Trustee                            November 13, 2000
---------------------------
Leonard R. Jaskol

        *                     Trustee                            November 13, 2000
---------------------------
Wendell J. Knox

        *                     Trustee                            November 13, 2000
---------------------------
F.L. Putnam, Jr.

        *                     Trustee                            November 13, 2000
---------------------------
Rina K. Spence

        *                     Trustee                            November 13, 2000
---------------------------
David B. Stone


*The undersigned, by signing his name hereto, does hereby sign and execute this Post-Effective Amendment No. 1 to Registration Statement on Form S-4 on behalf of the above named officers and Trustees of Eastern Enterprises pursuant to the Power of Attorney executed by each such officer and/or Trustee and previously filed with the SEC.


By:/s/  L. William Law, Jr.                                   November 13, 2000
   ------------------------

   L. William Law, Jr.

   Attorney-in-Fact

                                       3